





DRESSER-RAND

Capital One Southcoast Energy Conference

Vince Volpe, President & CEO

December 8, 2008

DRESSER-RAND

Disclosure

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “outlook”, “anticipate”, “believe”, “estimate”, “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company’s most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

DRESSER-RAND

Dresser-Rand Investment Highlights

- New Units: Strong secular growth / late cycle play
- Aftermarket: Dependable, non-cyclical growth
- Sustainable competitive advantages
- Strong business model
- Opportunity to amplify growth via acquisitions using free cash flow

Attractive Stock on Cash Flow Basis


INNOVATIVE
energy solutions

Company Overview

DRESSER-RAND

Dresser-Rand is a Global Supplier of Energy Solutions to a Growing Market

- Over 90% of bookings for the twelve months ended 9/30/08 of $2.4 billion from oil and gas infrastructure spending
- A leading provider of rotating equipment / largest installed base / industry leading alliances
- Two business segments: New Units and Aftermarket

2007 Sales By Business Segment


New Units
49%
51%
Aftermarket Parts and Services

2007 Revenues By Destination


Asia Pacific
12%
Middle East /Africa
15%
42%
USA / Canada
18%
Europe
13%
Latin America

DRESSER-RAND

We Serve the Entire Energy Value Chain

	Upstream	Midstream	Downstream
% of LTM Ended 9/30/08 Bookings	37%	13%	41%







Upstream
- Reinjection
- Gas lift
- Gathering
- Export / sales gas
- Power generation
- Fuel gas
- LNG
- Gas-to-Liquid

Midstream
- Gas pipeline transmission
- Gas storage / withdrawal
- Gas processing

Downstream
- Hydrocracking
- Fluid Catalytic Cracking
- Power generation
- Hydro treating / process
- Alkylation
- Reforming
- Hydrogen plants

Compression is Needed at Every Stage of the Oil & Gas Production Cycle

DRESSER-RAND

Dresser-Rand's Global Presence



Edmonton, Alberta Canada
Naperville, IL
Hamilton, OH
Kongsberg, Norway
Spijkenisse, The Netherlands
Oberhausen, Germany
Bielefeld, Germany
Genoa, Italy
Seattle, WA
Aberdeen, Scotland, U.K.
Burlington, IA
Peterborough Cambridgeshire U.K.
Louisiana, MO
Sarnia, Ontario
Le Havre, France
Olean, NY
Rancho Dominguez, CA
Wellsville, NY
Chirchik, Uzbekistan
Painted Post, NY
Chula Vista, CA
Horsham, PA
Shanghai, PRC
Kiefer, OK
Chesapeake, VA
Tulsa, OK
Mayport, FL
Midland, TX
Jena, LA
Abu Dhabi, UAE
Kemanan, Terengganu, Malaysia
Houston, TX
Baton Rouge, LA
Naroda, India
Port Harcourt Nigeria
Angola Africa
Cilegon, Banten, Indonesia
Maracaibo, Edo. Zulia Venezuela
Campinas - SP, Brazil
Kuala Lumpur, Malaysia
WW Headquarters
Houston, Texas, USA
Regional Centers
Kuala Lumpur, Malaysia
Houston, Texas
Le Havre, France
Service Centers (33)
Global Operations
Olean, New York
Wellsville, New York
Painted Post, New York
Burlington, Iowa
Houston, Texas
Louisiana, Missouri
Kiefer, Oklahoma
Le Havre, France
Oberhausen, Germany
Bielefeld, Germany
Kongsberg, Norway
Naroda, India
Shanghai, China
Peterborough, UK

DRESSER-RAND

Most Client Alliances in Industry ~ 50



STATOIL
Marathon Oil Corporation
bp
PEMEX
HESS
ConocoPhillips
Chevron
Chevron Phillips Chemical Company LLC
REPSOL YPF
ExxonMobil
PETROBRAS
ENEX
INDER MORGAN
PDVSA
PRAXAIR
VALERO ENERGY
PT Badak NGL
DOW
FLUOR
HOVENSA
LYONDELL
OXY
FLINT HILLS RESOURCES
TEXAS GAS TRANSMISSION, LLC
Transco
EQUISTAR
Panhandle Energy
WOODSIDE
TARGA
elpaso
dcp Midstream Partners

Validation of Dresser-Rand's Value Proposition

DRESSER-RAND


INNOVATIVE
energy solutions

New Units

DRESSER-RAND

New Units Benefiting from Strong Secular Growth

- Key Initiatives:
  - Cost Reduction
  - Productivity Improvements
  - Price Increases
  - Technology Leadership
  - New Innovative Products
  - Cycle Times



New Unit Sales
($ in Millions)
$1,050
$700
$350
$0
345
577
750
814
1,028
2004
2005
2006
2007
LTM 9/30/08



New Unit Margins
($ in Millions)
10.0%
5.0%
0.0%
-5.0%
-10.0%
Pro forma 9.0% adjusted for unusual items
0.9%
3.6%
6.3%
6.9%
2004
2005
2006
2007

DRESSER-RAND

Dresser-Rand – A Late Cycle Play


Cycle
Downstream
Refining
Compressed Air Energy Storage (CAES)
CO2 Sequestration
Upstream
FPSO
FLNG / LNG
Compact Compression (Topside ICS)
Subsea Compression (ICS)
Time
2008

DRESSER-RAND

Delivering a Portfolio of Technologies – Today and Tomorrow

U.S. Pipeline Installation Delivered 2Q08



DATUM



DATUM C MULTI-STAGE



SEPARATOR TECHNOLOGIES

Petrobras 1st Order



TOPSIDE ICS



SUBSEA ICS

Separator / Compressor Differentiates DRC as "Only" One In-Class

DRESSER-RAND


INNOVATIVE
energy solutions

Aftermarket

DRESSER-RAND

Aftermarket Objective is to Grow Revenues
($ in Millions)



900
600
300
0
0.4% CAGR
10.0% CAGR
464
489
467
492
480
433
486
491
473
494
482
475
533
542
570
632
752
852
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07

- Provides recurring, high-margin revenue
- Largest installed base - difficult to duplicate:
  - Built through organic sales and acquisitions
  - 30-year service life of units

DRESSER-RAND

Aftermarket Initiatives Drive Revenue Growth

Key Initiatives:

- Sales Entitlement Model
- Leverage Alliances
- Expand Service Centers
- Technology Leadership
- D-R Avenue
- Applied Technology

Aftermarket Sales

($ in Millions)



$1,000
$750
$500
$250
$0
570
632
752
852
941
2004
2005
2006
2007
LTM 9/30/08

Applied Technology Bookings

($ in Millions)



$100
$75
$50
$25
$0
22
33
56
80
100
2004
2005
2006
2007
2008E

Aftermarket Margins

($ in Millions)



30.0%
20.0%
10.0%
0.0%
Pro forma 27.4% adjusted for unusual items
20.3%
22.4%
27.2%
25.1%
2004
2005
2006
2007

DRESSER-RAND


INNOVATIVE
energy solutions

Financials

DRESSER-RAND

Strong Markets & Operational Excellence Have Led to Solid Revenue and Income Growth

Bookings
($ in Millions)



$2,500
$2,000
$1,500
$1,000
$500
$0
1,119
1,446
1,839
2,195
2,426
2004
2005
2006
2007
LTM 9/30/08

Sales
($ in Millions)



$2,000
$1,500
$1,000
$500
$0
915
1,208
1,502
1,665
1,969
2004
2005
2006
2007
LTM 9/30/08

Backlog End of Period
($ in Millions)



$2,400
$1,600
$800
$0
637
885
1,267
1,859
2,386
2004
2005
2006
2007
9/30/2008

Operating Income
($ in Millions)



300 - 315
$300
$250
$200
$150
$100
$50
$0
75
116
188
241
2004
2005
2006
2007
2008E

Note: 2006 & 2007 Operating Income adjusted for unusual items of $12 and $44 (GAAP Operating Income: 2006 = $176; 2007 = $197)

DRESSER-RAND

Unique Business Model: Low Capital Intensity

NWC as a % of LTM Sales


15.0%
5.0%
-5.0%
10.0%
6.0%
15.9%
4.3%
4.5%
1.0%
-1.1%
Period Ended
2002
2003
2004
2005
2006
2007
3Q08

- Modest working capital requirements
- Customer advance payments and progress payments finance working capital

* Reflects acquisition from Ingersoll-Rand in October 2004.

Capex as a % of Sales


2.0%
1.5%
1.0%
0.5%
0.0%
1.4%
0.6%
1.1%
1.3%
1.3%
1.4%
1.6%
2002
2003
2004
2005
2006
2007
LTM 9/30/08

- Manufacturing strategy allows for low capital expenditures
- Aftermarket segment low capital intensity

DRESSER-RAND

Drives Strong Cash Flow and Capital Structure

Cash from Operating Activities
($ in Millions)



$250
$200
$150
$100
$50
$0
75
212
164
216
195
2004
2005
2006
2007
LTM
9/30/08

Total Debt
($ in Millions)



$900
$600
$300
$0
823
598
506
370
370
2004
2005
2006
2007
9/30/2008

Net Debt / Capitalization



60%
40%
20%
0%
56%
45%
32%
14%
24%
2004
2005
2006
2007
9/30/2008

Net Debt / Adjusted EBITDA



5.0
2.5
0.0
4.8
2.7
1.4
0.6
0.8
2004
2005
2006
2007
9/30/2008

DRESSER-RAND


INNOVATIVE
energy solutions

Outlook

DRESSER-RAND

2008 Estimates

($ and Shares in Millions)

Full Year	
Operating Income	$300 to $315
Fourth Quarter	
Operating Income	$95 to $110
Interest Expense	$7 to $8
Effective Tax Rate	~ 35%
Diluted Shares Outstanding	~ 82.3

DRESSER-RAND

2009 New Units Outlook

- Major client CAPEX plans remain largely intact basis present commodity pricing and liquidity
- However, end users' sense of urgency to place orders has decreased as expectations for reducing project costs have increased, resulting in project deferrals
- Revenues + 3% to 7%
- Unfavorable translation from strengthening dollar
- Continued operating margin expansion ~ similar to '08

DRESSER-RAND

2009 Aftermarket Outlook

($ in Millions)


$1,200
$900
$600
$300
CAGR ~ 10%
$1,025
Sales
$475
2001
2002
2003
2004
2005
2006
2007
2008E
2009E

- Booking & inquiry levels steady
- High Book / Ship
- Short cycle time
- High # of transactions
- Statistical forecasting
- Revenues + 3% to 7%
- Operating margins ~ flat with '08
- ~ 10% CAGR '01 to '09

DRESSER-RAND

Dresser-Rand Investment Highlights

- New Units: Strong secular growth / late cycle play
  - Oil production / Refining / LNG / Transmission / CAES / Subsea
- Aftermarket: Dependable, non-cyclical growth
  - Expanding service footprint / Applied Technology
- Sustainable competitive advantages
  - Leading technology / Industry leading alliances
  - Largest installed base / Largest service center network
- Strong business model
  - Earnings leverage from productivity & price
  - Cash flow generator due to modest capex & working capital requirements
- Opportunity to amplify growth using free cash flow
  - Peter Brotherhood / Arrow Industries / Enginuity

Attractive Stock on Cash Flow Basis

DRESSER-RAND


INNOVATIVE
energy solutions

DRESSER-RAND

www.dresser-rand.com

info@dresser-rand.com